Exhibit 10(b)

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Agreement”), dated as of March 12, 2019, relating to the Credit Agreement described below, is by and among General Electric Company (the “Borrower”), each of the Lenders (as defined below) party hereto and JPMorgan Chase Bank, N.A. as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
RECITALS:
WHEREAS, reference is hereby made to that certain Credit Agreement, dated as of June 22, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), by and among the Borrower, the lenders from time to time party thereto (the “Lenders”), and the Administrative Agent.
WHEREAS, the Borrower has requested that the Credit Agreement be amended as set forth herein and, in accordance with Section 9.02 of the Credit Agreement, the Lenders party hereto have agreed severally, on the terms and conditions set forth herein and in the Credit Agreement, to amend the Credit Agreement on the terms set forth below.
THE PARTIES HERETO THEREFORE AGREE AS FOLLOWS:
SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after the Effective Date (as defined below), refer to the Credit Agreement, as amended hereby.
SECTION 2    . Amendments to Credit Agreement. The Credit Agreement is, as of the Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 3 of this Agreement, hereby amended by:

(a)    The following new defined terms are inserted in the correct alphabetical order in Section 1.01 of the Credit Agreement:
“Amendment No. 1 Effective Date” shall mean March 30, 2019.
“BioPharma Purchase Agreement” means that certain Equity and Asset Purchase Agreement, dated as of February 25, 2019, by and among the Borrower and Danaher Corporation.
“BioPharma Sale Transaction” means the sale of the BioPharma business from the Borrower to the Danaher Corporation pursuant to the terms and conditions set forth in the BioPharma Purchase Agreement.
“BioPharma Trigger Date” means the earlier of (i) the date of consummation or 45 days following termination of the BioPharma Sale Transaction and (ii) September 30, 2020.
(b)    Clause (c)(i) of Section 2.08 is hereby amended and restated in its entirety as follows:
“(i)    Each Lender’s outstanding aggregate Commitments and/or Loans shall be automatically reduced and prepaid, if applicable, on (1) the First Reduction Date, in accordance with Section 2.08(c)(ii) below, to an amount equal to the lower of (A) 75% of such Lender’s Initial Commitments and (B) an amount

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equal to the difference between such Lender’s Initial Commitments and such Lender’s pro rata amount of the Mandatory Payment Amount accumulated from the Closing Date up to the First Reduction Date, (2) the Second Reduction Date, in accordance with Section 2.08(c)(iii) below, to an amount equal to the lower of (A) 37.5% of such Lender’s Initial Commitments and (B) an amount equal to the difference between such Lender’s Initial Commitments and such Lender’s pro rata amount of the Mandatory Payment Amount accumulated from the Closing Date up to the Second Reduction Date and (3) the Third Reduction Date, in accordance with Section 2.08(c)(iii) below, to an amount equal to the lower of (A) 25% of such Lender’s Initial Commitments and (B) the amount equal to the difference between such Lender’s Initial Commitments and such Lender’s pro rata amount of the Mandatory Payment Amount accumulated from the Closing Date up to the Third Reduction Date (each such amount set forth in each of the foregoing clauses (1) through (3), a “Reduction Amount”); provided that, if and to the extent the BioPharma Trigger Date occurs on or after the Second Reduction Date, then, notwithstanding anything to the contrary set forth herein, from and after the Amendment No. 1 Effective Date until the occurrence of the BioPharma Trigger Date, each Lender’s outstanding aggregate Commitments and/or Loans shall be automatically reduced and prepaid (i) on the Second Reduction Date to an amount equal to the difference between such Lender’s Initial Commitments and such Lender’s pro rata amount of the Mandatory Payment Amount (which Mandatory Payment Amount shall be calculated by excluding any Net Disposition Proceeds received by the Borrower following the Amendment No. 1 Effective Date) accumulated from the Closing Date up to the Second Reduction Date and (ii) on the Third Reduction Date to an amount equal to the difference between such Lender’s Initial Commitments and such Lender’s pro rata amount of the Mandatory Payment Amount (which Mandatory Payment Amount shall be calculated by excluding any Net Disposition Proceeds received by the Borrower following the Amendment No. 1 Effective Date) accumulated from the Closing Date up to the Third Reduction Date; provided, further, that upon the occurrence of the BioPharma Trigger Date, the Borrower shall cause, within 10 Business Days thereof, each Lender’s outstanding aggregate Commitments and/or Loans to be reduced and prepaid to an amount equal to (x) if the BioPharma Trigger Date occurs on or after the Second Reduction Date but prior to the Third Reduction Date, the amount to which such Commitments and/or Loans were required to be reduced on the Second Reduction Date as set forth in Section 2.08(c)(i)(2) above (provided that the reference to “Second Reduction Date” in clause (B) thereof shall be deemed to be a reference to the BioPharma Trigger Date) and (y) if the BioPharma Trigger Date occurs on or after the Third Reduction Date, the amount to which such Commitments and/or Loans were required to be reduced on the Third Reduction Date as set forth in Section 2.08(c)(i)(3) above (provided that the reference to “Third Reduction Date” in clause (B) thereof shall be deemed to be a reference to the BioPharma Trigger Date) (it being understood and agreed that, to the extent the Borrower fails to cause such reduction and prepayment to occur within the 10 Business Day period described above, such reduction shall occur automatically on the tenth Business Day following the BioPharma Trigger Date and the Borrower shall make the required prepayment on such day). Each such repayment of Loans shall be accompanied by payment of accrued interest on the amount so repaid on the applicable Reduction Date. The Borrower shall provide notice of such reductions in the manner set forth in Section 2.06(c).”
SECTION 3    . Conditions to the Effective Date. This Agreement shall be effective when the Administrative Agent shall have received from the Borrower and each Lender an executed counterpart (or written evidence reasonably satisfactory to the Administrative Agent (which may include a facsimile or other electronic transmission) that such party has signed a counterpart) hereof (such date of receipt, the “Effective Date”).
SECTION 4    . Representations and Warranties. The Borrower represents and warrants to the Lenders and the Administrative Agent that, at the time of and immediately after giving effect to this Agreement, (a) the representations of the Borrower set forth in the Credit Agreement (except for the representations set forth in clauses (e) and (f) of Article III thereof) are true and correct in all material respects on and as of the Effective Date, (b) no Default or Event of Default shall have occurred and be continuing,

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(c) the Borrower has all requisite power and authority to execute, deliver and perform its obligations under this Agreement, (d) the execution, delivery and performance by the Borrower of this Agreement (i) has been duly authorized by all necessary corporate action and (ii) does not and will not violate any provision of any law or regulation, or contractual or corporate restrictions, in each case, binding on the Borrower and material to the Borrower and its Subsidiaries, taken as a whole (except to the extent such violation would not reasonably be expected to have a Material Adverse Effect), and (e) this Agreement constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject however to (i) the exercise of judicial discretion in accordance with general principles of equity and (ii) bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors’ rights heretofore or hereafter enacted.
SECTION 5    . Fee. The Borrower hereby agrees to pay to the Administrative Agent, for the ratable account of the Lenders as of January 1, 2020, a fee equal to 0.02% of the amount by which (x) the total aggregate outstanding Commitments and Loans as of January 1, 2020 exceeds (y) $7,425,000,000, which fee shall be payable on January 15, 2020.
SECTION 6    .    GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
SECTION 7    . Credit Agreement Governs. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any Lender or the Administrative Agent under the Credit Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances.
SECTION 8    . Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or electronic (i.e., “pdf” or “tif”) transmission shall be effective as delivery of a manually executed counterpart of this Agreement.
SECTION 9    . Miscellaneous. The Borrower shall pay all reasonable fees, costs and expenses of the Administrative Agent incurred in connection with the negotiation, preparation and execution of this Agreement and the transactions contemplated hereby in accordance with the terms of the Credit Agreement. The provisions of this Agreement are deemed incorporated into the Credit Agreement as if fully set forth therein. This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.
[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

GENERAL ELECTRIC COMPANY,
as Borrower

By:
Name: Michael Bellora
Title:     Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]
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JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and as a Lender
By:

Name:	Gene Riego de Dios

Title:	Executive Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]
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Citibank, N.A.,
as Lender,
By:

Name:	Maria Hackley
Title: Vice President
Bank of America, N.A.,
as Lender,
By:

Name:	Mukesh Singh

Title:	Director
Goldman Sachs Bank USA,
as Lender,
By:

Name:	Jamie Minieri

Title:	Authorized Signatory
Goldman Sachs Lending Partners LLC,
as Lender,
By:

Name:	Jamie Minieri

Title:	Authorized Signatory
Morgan Stanley Senior Funding, Inc.,
as Lender,
By:

Name:	Christopher Winthrop

Title:	Vice President
MUFG Bank, Ltd.,
as Lender,
By:

Name:	John Margetanski

Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]
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BNP Paribas,
as Lender,
By:

Name:	Richard Pace

Title:	Managing Director

By:

Name:	Nanette Baudon

Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]
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